Exhibit 10.1
Certain identified information in this document has been excluded because it is both (i) not material and (ii) is the type of information that the Company customarily and actually treats as private or confidential. This document has been marked with “[***]” to indicate where omissions have been made.
Third Amendment to Amended and Restated Installment Financing Services Agreement
This Third Amendment to the Amended and Restated Installment Financing Services Agreement (the
“Third Amendment”) is made as of April 4, 2024 (the “Amendment Effective Date”) by and between (a) Affirm, Inc. (“Affirm”), (b) Amazon.com Services LLC (“Amazon Services”) and (c) Amazon Payments, Inc. (“Amazon Payments”), and hereby amends and modifies the Amended and Restated Installment Financing Services Agreement between Amazon and Affirm dated November 10, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”). Amazon Services and Amazon Payments may also be referred to herein individually as “Amazon”. Amazon and Affirm may sometimes be referred to herein together as the “Parties” or singularly as a “Party”. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to such terms in the Agreement.
WHEREAS, Amazon and Affirm are parties to the Agreement;
WHEREAS, Amazon and Affirm wish to amend the Agreement as set forth in this Third Amendment;
NOW, THEREFORE, in consideration of the mutual covenants and promises herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Amazon and Affirm agree as follows:

1.Amazon Payments operates a collection payment service provider model [***] whereby Amazon Pay is offered as an online payment service as part of and alongside a wider payment service offering offered by a third-party payment service provider (“PSP”). [***].
2.Collaborative Resolution of Breaches. If Affirm observes [***] action or omission that Affirm reasonably believes violates the terms and conditions or policies of [***], including but not limited to, any third party terms and conditions which Amazon Payments is a third party beneficiary of, entered into by and between Amazon Payments and the applicable [***], then Affirm may ask Amazon to ensure the action or omission is remedied and Amazon will use commercially reasonable efforts to ensure such action or omission is remedied within ten (10) business days.

3.Amazon shall not be liable for failure to comply with any of its contractual obligations (either in whole or in part) contained in the Agreement by reason of either: a) a conflict between the terms of the Agreement and the terms of Amazon’s agreement [***]; or b) the structure of and contractual commitments under the [***].

4.Indemnities. From and after the Amendment Effective Date, Amazon Payments will defend and indemnify the Affirm Parties, their Affiliates, and their respective directors, officers, employees, representatives and other Personnel from and against any loss, damage, judgment, settlement, expense, interest, and any other liability (including reasonable attorneys’ fees and costs to the extent permitted by Applicable Law) related to or arising out of any Claim relating to: (a) Amazon Payments’ breach of an obligation under the terms and conditions of Amazon Pay
Payment Terms, including but not limited to, [***]; or (b) [***].

5.[***].
6.Governing Law and Forum. This Third Amendment is governed by the laws of the State of Washington, without reference to its conflict of law rules. Each Party agrees to exclusive personal jurisdiction and venue in the federal and state courts in King County, Washington for any dispute arising out of this Agreement. With respect to any proceeding or action arising out of or in any way relating to this Agreement (whether in contract, tort, equity or otherwise), the Parties knowingly, intentionally and irrevocably waive their right to trial by jury.

7.Effectiveness; No other Modification. This Amendment is effective as of the Third Amendment Effective Date. Except as modified in this Amendment, all of the terms and conditions of the Agreement remain unchanged and in full force and effect. In the event of any conflict between the terms of the Agreement and those in this Amendment, the terms of this Amendment shall govern with respect to the subject matter hereof.

8.Counterparts. This Amendment may be executed simultaneously in any number of counterparts, each of which may be deemed an original but all of which together constitute one and the same agreement. The Parties may execute and deliver signatures to this Amendment electronically, including by facsimile or portable document format (PDF) file.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the Third date written above.

AFFIRM, INC.

By:    /s/ Pat Suh
Name:    Pat Suh
Title:    SVP Revenue

AMAZON.COM SERVICES LLC

By:    /s/ David Williams
Name:    David Williams
Title:    VP Payment Products

AMAZON PAYMENTS, INC.

By:    /s/ Alan Steele
Name:    Alan Steele
Title:    Vice President and Director